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                                                                    EXHIBIT 23.2

                                    CONSENT
                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 18, 1998, included in the Proxy Statement of Players International, Inc. that is made part of the Registration Statement (Form S-4 No. 333-00000) and related Prospectus of Jackpot Enterprises, Inc. for the registration of its common stock to be issued in conjunction with the merger.

                                          /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
May 4, 1999